SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

July 30, 2003 (Date of earliest event reported)                 Commission file number: 000-29313

MOBILE REACH INTERNATIONAL, INC.

(formerly Asphalt Paving International, Inc.)
(Exact name of registrant as specified in its charter)

DELAWARE	20-0121007
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

8000 Regency Parkway, Suite 430
Cary, North Carolina 27511
(Address of principal executive offices)
(Zip code)

919 469-6997

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Item 7 is hereby amended and restated to read in its entirety as follows:

(a)	DESCRIBE Financial Statements

(b)	DESCRIBE Pro Forma Financial Information

(c)	EXHIBITS

2.1	Articles of Merger dated July 30, 2003 between Registrant and Asphalt Paving International, Inc.*

2.2	Articles of Share Exchange dated July 30, 2003 between Registrant and Mobile Reach Technologies, Inc.*

3.1	Certificate of Incorporation of Registrant.*

3.2	Bylaws of Registrant.*

10.1	2003 Equity Compensation Plan of Registrant.*

10.2	Executive Employment Agreement between Mobile Reach Technologies, Inc. and Michael Hewitt dated December 23, 2002.*

10.3	Special Terms and Conditions of Employment between Mobile Reach Technologies, Inc. and Michael Hewitt dated December 23, 2002.*

10.4	Amended Standard Terms of Employment between Mobile Reach Technologies, Inc. and Mark Lloyd dated January 1, 2003.*

10.5	Amended Special Terms and Conditions of Employment between Mobile Reach Technologies, Inc. and Mark Lloyd, dated January 1, 2003.*

23.1	Consent of Independent Auditors.

99.1	Certificate of Chief Executive Officer.

99.2	Certificate of Chief Financial Officer.

*	Previously filed

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2002 AND 2001

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2002 AND 2001

Pages

INDEX	1
INDEPENDENT AUDITORS’ REPORT	2
CONSOLIDATED FINANCIAL STATEMENTS:
Consolidated Balance Sheets	3-4
Consolidated Statements of Operations	5
Consolidated Statements of Stockholders’ Deficit	6
Consolidated Statements of Cash Flows	7-8
Notes to Consolidated Financial Statements	9-15

Board of Directors
Mobile Reach Technologies, Inc. and Subsidiary
Charlotte, North Carolina

INDEPENDENT AUDITORS’ REPORT

     We have audited the accompanying balance sheets of Mobile Reach Technologies, Inc. and Subsidiary as of December 31, 2002 and 2001, and the related statements of operations and stockholders’ deficit and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mobile Reach Technologies, Inc. and Subsidiary as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, has negative working capital, and has net stockholders’ deficit, which raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are included in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

October 1, 2003
Charlotte, North Carolina

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2002 AND 2001

	2002	2001

ASSETS
CURRENT ASSETS:
Cash	$18,901	$59,642
Accounts receivable	34,934	65,371
Prepaid expenses	1,056	—

Total current assets	54,891	125,013
PROPERTY AND EQUIPMENT - at cost less accumulated depreciation	33,289	26,180

	$88,180	$151,193

	2002	2001

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Current portion of long-term debt	$2,277	$1,849
Notes payable	743,358	575,000
Accounts payable	205,644	108,791
Accrued expenses	478,989	221,939
Deferred income	8,172	895

Total current liabilities	1,438,440	908,474

LONG-TERM DEBT	426,450	2,277

COMMITMENTS AND CONTINGENCIES	—	—

STOCKHOLDERS’ DEFICIT:
Series A 12% convertible preferred stock; no par value; liquidation preference of $192,000; 4,000,000 shares, authorized	192,000	192,000
Common stock, no par value, 70,000,000 shares authorized	778,556	1,173,556
Accumulated deficit	(2,747,266)	(2,125,114)

	(1,776,710)	(759,558)

	$88,180	$151,193

See Notes to Consolidated Financial Statements

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

NET REVENUES	$776,622	$499,119

OPERATING EXPENSES:
Cost of Revenues	423,228	468,118
Sales and Marketing	368,260	397,548
General and administrative	484,682	583,437
Depreciation	16,716	13,615

Total operating expenses	1,292,886	1,462,718

LOSS FROM OPERATIONS	(516,264)	(963,599)

OTHER (EXPENSE) INCOME:
Interest expense	(103,745)	(56,708)
Loss on investment	—	(340,000)
Loss on disposal of assets	(2,276)	(6,983)
Interest income	133	2,485

Total other (expense) income	(105,888)	(401,206)

NET LOSS	$(622,152)	$(1,364,805)

See Notes to Consolidated Financial Statements

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ DEFICIT
YEARS ENDED DECEMBER 31, 2002 AND 2001

	Preferred Stock		Common Stock
					Accumulated
	Shares	Amount	Shares	Amount	Deficit	Total

Balances at December 31, 2000	—	$—	23,568,998	$753,432	$(760,309)	$(6,877)
Issuance of stock	768,000	192,000	1,304,414	420,677	—	612,677
Redemption of common stock	—	—	(2,764,375)	(553)	—	(553)
Net loss	—	—	—	—	(1,364,805)	(1,364,805)

Balances at December 31, 2001	768,000	192,000	22,109,037	1,173,556	(2,125,114)	(759,558)
Redemption of common stock	—	—	(6,000,000)	(395,000)	—	(395,000)
Net loss	—	—	—	—	(622,152)	(622,152)

Balances at December 31, 2002	768,000	$192,000	16,109,037	$778,556	$(2,747,266)	$(1,776,710)

See Notes to Consolidated Financial Statements

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001

Cash flows from operating activities:
Net loss	$(622,152)	$(1,364,805)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	16,716	13,615
Loss on disposal of asset	2,276	6,983
Loss on investment	—	340,000
Changes in operating assets and liabilities:
Increase in prepaid expenses	(1,056)	—
Increase in accounts receivable	30,436	39,956
Increase (decrease) in accounts payable	96,853	(59,786)
Increase in accrued expenses	410,358	221,939
Increase in deferred income	7,276	896

Net cash used in operating activities	(59,293)	(801,202)

Cash flows from investing activities:
Purchases of property and equipment	(26,099)	(15,727)
Purchase of investment	—	(340,000)

Net cash used in investing activities	(26,099)	(355,727)

Cash flows from financing activities:
Proceeds from note payable	46,500	575,000
Principal payments on long-term debt	(1,849)	(1,855)
Proceeds from common stock issuance	—	420,677
Proceeds from long-term debt	—	5,981
Proceeds from preferred stock issuance	—	192,000
Payment on redemption of common stock	—	(553)

Net cash provided by financing activities	44,651	1,191,250

Net (decrease) increase in cash	(40,741)	34,321
Cash - beginning of year	59,642	25,321

Cash - end of year	$18,901	$59,642

See Notes to Consolidated Financial Statements

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2002 AND 2001
(continued)

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

	2002	2001

Cash payments for:
Interest	$348	$1,395
Cash received from:
Interest	134	2,486
Conversion of accrued wages to notes payable	153,308	—

See Notes to Consolidated Financial Statements

MOBILE REACH TECHNOLOGIES, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
     YEARS ENDED DECEMBER 31, 2002 AND 2001

Note 1 — Subsequent Event:

     Effective July 31, 2003, Mobile Reach Technologies, Inc. and Subsidiary (the Company) completed a share exchange agreement with Mobile Reach International, Inc. All common stock of the Company was exchanged for an aggregate of 18,523,720 shares of Mobile Reach International, Inc. Mobile Reach International, Inc. (formed July 25, 2003) had completed a share exchange agreement on July 30, 2003 merging Mobile Reach International, Inc. and Asphalt Paving International, Inc., whereas the former shareholders of Asphalt Paving International, Inc. exchange all of their common stock for 5,112,460 shares of the Mobile Reach International, Inc.

Note 2 — Going Concern:

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses in 2002 and 2001 of $622,152 and $1,364,805 respectively. The Company, as of October 1, 2003, is in default on certain notes payable and other payables. In addition, the Company has used substantial amounts of working capital in its operations. Further, at December 31, 2002, the Company’s current liabilities exceed current assets by $1,383,549 and the Company has an accumulated deficit of $2,747,266.

     In view of these matters, management has sought out additional investment sources to raise additional funds. In connection with this effort, as discussed in Note 1, the Company completed a merger in July 2003. However, no assurance can be given that the newly merged company will continue as a going concern. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note 3 — Summary of Significant Accounting Policies:

     The Company:

     The Company sells mobility software products and development services in the United States of America and Europe to clients who are attempting to increase the efficiency by which their employees access, utilize and exchange data using mobile networks.

Note 3 — Summary of Significant Accounting Policies (continued):

     Principles of consolidation:

     The accompanying consolidated financial statements include the accounts of Mobile Reach Technologies, Inc. and its subsidiary company Mobile Reach Technologies, GmbH, (German Company) after elimination of inter-company accounts and transactions.

     Cash and cash equivalents:

     The Company considers all highly liquid investments having an original maturity of three months or less to be cash equivalents. Amounts invested may exceed federally insured limits at any given time.

     Property and equipment:

     Property and equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets ranging from three to seven years.

     Income taxes:

     Deferred income taxes are provided for temporary differences between the basis of the Company’s assets and liabilities for financial reporting and income tax purposes. The Company has not filed income tax returns for 2002 and 2001. As of December 31, 2002 and 2001, the Company has a deferred tax asset of approximately $940,000 and $730,000, respectively, resulting primarily from net operating loss carryforwards. As of December 31, 2002, the Company will have a net operating loss carryforward of approximately $2,700,000, which begins to expire in 2020, dependent on the filing of 2002 and 2001 income tax returns. The deferred tax asset has been fully offset by a valuation allowance due to the uncertainty of realizing any future taxable income.

     The Tax Reform act of 1986 contains provisions which limit the ability to utilize net operating loss, capital loss, and various tax credit carryforwards in the case of certain events including significant changes in ownership interest. If the Company’s tax carryforwards are limited, and the Company has taxable income which exceeds the permissible yearly net operating loss carryforward, the Company would incur a federal income tax liability even though these loss carryforwards would be available in future years.

     Use of accounting estimates:

     The preparation of Consolidated Financial Statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

Note 3 — Summary of Significant Accounting Policies (continued):

     Fair value of financial instruments:

     The Company’s financial instruments include cash, accounts receivable, accounts payable, accrued liabilities, credit facilities and long-term debt. The carrying amounts of these financial instruments approximate fair value due to their short maturities and variable rates of interest. The carrying amounts of long-term debt approximate their fair values based on current rates available for similar types of instruments.

     The Company did not have any outstanding financial derivative instruments.

     Product development:

     Costs for advertising and research and development are expensed as incurred.

     Accounting for stock-based compensation:

     Employee stock awards under the Company’s compensation plans are accounted for in accordance with Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”), and related interpretations. The Company provides the disclosure requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), and related interpretations. Stock-based awards to nonemployees are accounted for under the provisions of SFAS 123. SFAS 123 allows and the Company has elected to continue to only disclose the effects on net income or loss of the fair value of the options.

Note 4 — Property and Equipment:

     The principal categories and estimated useful lives of property and equipment are as follows:

			Estimated
	2002	2001	Useful Lives

Office equipment	$8,214	$9,610	2-5 years
Software	52,815	30,518	3 years

	61,029	40,128
Less: accumulated depreciation	27,740	13,948

	$33,289	$26,180

Note 5 — Notes Payable:

     Notes payable at December 31, 2002 and 2001 consisted of the following:

	2002	2001

Convertible notes payable bearing interest at 15 percent; issued with warrants to purchase common stock; originally due in 2002; principle and accrued interest converted in July 2003 into 4,034,167 shares of common stock of Mobile Reach International, Inc. (Note 1)	$621,500	$575,000
Note payable for accrued wages; bearing interest at 5 percent; principle and interest converted into 411,960 shares of common stock of Mobile Reach International, Inc. (Note 1)	71,950	—
Note payable for accrued wages; bearing interest at 6 percent; due and payable with interest at the earliest of (a) Company obtaining debt or equity funding greater than $1,000,000 in a quarter or (b) Company earns revenues of $1,000,000 in a quarter	49,908	—

	$743,358	$575,000

Note 6 — Accrued Expenses:

     Accrued expenses at December 31, 2002 and 2001 consisted of the following:

	2002	2001

Accrued salaries and wages	$320,280	$166,626
Accrued interest	158,709	55,313

	$478,989	$221,939

     Accrued salaries and wages arise from the Company’s inability to pay certain employees their full salaries and wages at certain periods throughout 2002 and 2001. In July 2003, $32,680 of accrued salaries at December 31, 2002 were converted into 107,491 options to purchase shares of common stock of Mobile Reach International, Inc. (Note 1).

Note 7 — Long-Term Debt:

     Long-term debt at December 31, 2002 and 2001 consisted of the following:

	2002	2001

Capitalized leases dated January 2001; payable in 36 installments of $249 including interest at approximately 20 percent collateralized by office equipment costing $5,981	$2,277	$4,126
Note payable to assignees of a former officer in redemption of 6,000,000 shares of common stock; interest at five percent; payable in three annual installments including interest beginning April 30, 2005	395,000	—
Note payable to assignees of a former officer and director for accrued salary; interest at five percent; payable in three annual installments including interest beginning April 30, 2005	31,450	—

	428,727	4,126
Less current portion	2,277	1,849

	$426,450	$2,277

Note 8 — Common Stock:

     In 2001, the Company sold 713,412 shares of common stock for $59,427 to an officer of the Company. Additionally, the Company sold 591,002 shares of common stock to a managing director of Mobile Reach Technologies, GmgH (and former owner of predecessor company — CBW Software, GmbH acquired in 2000 by the Company) for $361,250.

     In 2001, the Company redeemed 2,764,375 shares of common stock for $553 from certain employees of the Company.

     In 2002, the Company redeemed 6,000,000 shares of common stock with a note payable of $395,000 (Note 7) from a former officer and director of the Company.

Note 9 — Preferred Stock:

     In 2001, the Company authorized 4,000,000 shares of Series A convertible Preferred stock. The Company sold 768,000 shares of the series A stock for $192,000. The series A stock was converted into 505,555 shares of common stock of Mobile Reach International, Inc. in July 2003.

Note 10 — Stock Options and Warrants:

     In August 2000, the Company adopted a Stock Award Plan for the benefit of the Company’s employees, directors, officers, consultants and advisors. The Company appointed a Stock Award committee to administer the Plan and the issuance of stock options. There have been no options exercised under the Plan.

     The following is a summary of the plan options granted:

		Weighted-
	Number of	Average
	Options	Exercise Price

Outstanding December 31, 2000	2,700,000	$0.12
Options issued	3,525,000	0.20
Options expired	(1,304,500)	0.35

Outstanding December 31, 2001	4,920,500	0.11
Options issued	1,613,000	0.07
Options expired	(1,973,500)	0.25

Outstanding December 31, 2002	4,560,000	0.04

     The Company has adopted the disclosure only provisions of SFAS 123 “Accounting for stock-based compensation”. The Company determined that the options issued in 2002 and 2001 had no value using the Black Scholes pricing and a 50 percent volatility factor at the date of grant. Accordingly, the net loss of $622,152 and $1,364,805 for the years ended December 31, 2002 and 2001, respectively, would be unchanged because no compensation would be recognized.

     In July 2000, The Company issued a warrant to purchase 1,584,000 shares at an exercise price of $0.0833 per share. The warrant was issued in connection with the sale of 6,000,000 shares to a director of the Company. The warrant had not been exercised at December 31, 2002.

     In April 2001, the Company issued a warrant to purchase 96,000 shares at an exercise price of $0.01 per share. The warrant was issued in connection with a consulting agreement using the Black Scholes pricing model and a 50 percent volatility factor, the Company determined the warrants had no value and there was no expense recorded in 2001 for the grant of the warrant. The warrant had not been exercised at December 31, 2002.

Note 11 — Loss on Investments:

     In 2001, the Company purchased 125,000 shares of common stock, 25 percent ownership interest, of Orchid Consulting (UK) Limited for $340,000. The purchase was made pursuant to the acquisition of Mobile Reach Technologies, GmbH in 2000 and the Orchid Consulting (UK) Limited shares were purchased from the former owner of CBW Software, GmbH the predecessor to Mobile Reach Technologies, GmbH. In March 2001 the Company recorded a loss of $340,000 on this investment as it was determined to have no value.

Note 12 — Other Matters:

     Advertising costs:

     Advertising costs are expensed as incurred. Total advertising costs were $96,412 and $58,140 for the years ended December 31, 2002 and 2001, respectively.

     Foreign Cash and Operations:

     The Company’s subsidiary Mobile Reach Technologies, GmbH maintains deposits deposits in foreign accounts, not insured, in the amount of $11,419 and $13,033 at December 31, 2002 and 2001, respectively. This subsidiary had foreign sales $438,559 and $270,708 for the years ended December 31, 2002 and 2001, respectively.

     Operating Leases:

     The Company leases office space and furnishings on a month to month basis. Rent expense incurred was $46,625 and $32,489 for the years ended December 31, 2002 and 2001, respectively.

MOBILE REACH INTERNATIONAL, INC. AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

JULY 31, 2003

MOBILE REACH INTERNATIONAL AND SUBSIDIARIES
INTRODUCTION TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
AS OF JULY 31, 2003, AND THE SEVEN MONTHS ENDED JULY 31, 2003 AND THE
YEAR ENDED DECEMBER 31, 2002

     The following unaudited pro-forma consolidated balance sheet, pro-forma income statements and the explanatory notes give effect to the acquisition of Asphalt Paving International, Inc. and Mobile Reach Technologies, Inc. by Mobile Reach International, Inc. The transaction resulted in the former shareholders of Mobile Reach Technologies, Inc. owning the majority shares of Mobile Reach International, Inc., the transaction, which is referred to as a “reverse acquisition”, has been treated for accounting purposes as an acquisition by Mobile Reach Technologies, Inc. of the net assets and liabilities of Asphalt Paving International, Inc.

     The pro-forma consolidated balance sheet, pro-forma consolidated income statements and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. These pro-forma consolidated balance sheet and pro-forma consolidated income statements have been prepared utilizing the historical financial statements of Mobile Reach International, Inc., and Mobile Reach Technologies, Inc., and Asphalt Paving International, Inc. and should be read in conjunction with the historical financial statements and notes thereto included elsewhere in this filing.

     The pro-forma consolidated income statements have been prepared as if acquisitions had been consummated on January 1, 2002 under the purchase method of accounting and carried through to July 31, 2003. The pro-forma consolidated balance sheet has been prepared as if the acquisition was consummated on July 31, 2003.

     This pro-forma consolidated financial data is provided for comparative purposes only, and does not purport to be indicative of the actual financial position or results of operations had the acquisition occurred at the beginning of the periods presented, nor are they necessarily indicative of the results of future operations.

MOBILE REACH INTERNATIONAL, INC. AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED BALANCE SHEET
JULY 31, 2003
(UNAUDITED)

			ASPHALT
	MOBILE REACH	MOBILE REACH	PAVING	PRO-
	INTERNATIONAL,	TECHNOLOGIES,	INTERNATIONAL,	FORMA	PRO-
	INC.	INC.	INC.	ADJUSTMENTS	FORMA

ASSETS
CURRENT ASSETS:
Cash	$—	$37,248	$—	$—	$37,248
Accounts receivable	—	17,955	—	—	17,955

Total current assets	—	55,203	—	—	55,203
PROPERTY — NET	—	35,653	—	—	35,653

	$—	$90,856	$—	$—	$90,856

MOBILE REACH INTERNATIONAL, INC. AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED BALANCE SHEET
JULY 31, 2003
(UNAUDITED)

			ASPHALT
	MOBILE REACH	MOBILE REACH	PAVING		PRO-
	INTERNATIONAL,	TECHNOLOGIES,	INTERNATIONAL,		FORMA	PRO-
	INC.	INC.	INC.		ADJUSTMENTS	FORMA

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Note payable	$—	$315,321	$—		$—	315,321
Current portion — long-term debt	—	4,075	—		—	4,075
Accounts payable	—	220,518	—		—	220,518
Accrued expenses	—	278,279	—		—	278,279
Accrued taxes & withholdings	—	56,097	—		—	56,097
Deferred income	—	612	—		—	612

Total current liabilities	—	874,902	—		—	874,902
LONG-TERM DEBT	—	435,248	—		—	435,248
COMMITMENTS AND CONTINGENCIES	—	105,000	—		—	105,000
STOCKHOLDERS’ DEFICIT:
Common stock	—	3,321,288	28,149	(2)	(28,149)	3,321,288
Additional paid-in capital	—	—	39,412	(2)	(39,412)	—
Accumulated deficit	—	(4,645,582)	(67,561	)(2)	67,561	(4,645,582)

Total deficit	—	(1,324,294)	—		—	(1,324,294)

	$—	$90,856	$—		$—	$90,856

MOBILE REACH INTERNATIONAL, INC. AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED INCOME STATEMENT
YEAR ENDED DECEMBER 31, 2002
(UNAUDITED)

			ASPHALT
	MOBILE REACH	MOBILE REACH	PAVING	PRO-
	INTERNATIONAL,	TECHNOLOGIES,	INTERNATIONAL,	FORMA	PRO-
	INC.	INC.	INC.	ADJUSTMENTS	FORMA

NET REVENUES	$—	$776,622	$—	$—	$776,622
OPERATING EXPENSES:
Cost of revenues	—	423,228	—	—	423,228
Sales and marketing	—	484,682	2,850	—	487,532
Selling, general and administrative	—	368,260	—	—	368,260
Depreciation	—	16,716	—	—	16,716

Total operating expenses	—	1,292,886	2,850	—	1,295,736

LOSS FROM OPERATIONS	—	(516,264)	(2,850)	—	(519,114)

OTHER (EXPENSE) INCOME
Interest expense	—	(103,745)	— (1)	88,143	(15,602)
Loss on disposal of assets	—	(2,276)	—	—	(2,276)
Interest income	—	133	—	—	133

Total other (expense) income	—	(105,888)	—	88,143	(17,745)

NET LOSS	$—	$(622,152)	$(2,850)	$88,143	$(536,859)

NET LOSS PER SHARE — BASIC AND DILUTED					$(0.02)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING					23,636,180

MOBILE REACH INTERNATIONAL, INC. AND SUBSIDIARIES

PRO-FORMA CONSOLIDATED INCOME STATEMENT
SEVEN MONTHS ENDED JULY 31, 2003
(UNAUDITED)

			ASPHALT
	MOBILE REACH	MOBILE REACH	PAVING	PRO-
	INTERNATIONAL,	TECHNOLOGIES,	INTERNATIONAL,	FORMA	PRO-
	INC.	INC.	INC.	ADJUSTMENTS	FORMA

NET REVENUES	$—	$94,312	$—	$—	$94,312
OPERATING EXPENSES:
Cost of revenues	—	185,284	—	—	185,284
Sales and marketing	—	238,957	—	—	238,957
Selling, general and administrative	—	1,417,642	25,537	—	1,443,179
Depreciation	—	11,560	—	—	11,560

Total operating expenses	—	1,853,443	25,537	—	1,878,980

LOSS FROM OPERATIONS	—	(1,759,131)	(25,537)	—	(1,784,668)

OTHER (EXPENSE) INCOME
Interest expense	—	(34,285)	— (1)	11,099	(23,186)
Contingency loss	—	(105,000)	—	—	(105,000)
Interest income	—	100	—	—	100

Total other (expense) income		(139,185)	—	11,099	(128,086)

NET LOSS	$—	$(1,898,316)	$(25,537)	$11,099	$(1,912,754)

NET LOSS PER SHARE — BASIC AND DILUTED					$(0.08)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING					23,636,180

MOBILE REACH INTERNATIONAL, INC. AND SUBSIDIARIES

NOTES AND ASSUMPTIONS TO THE UNAUDITED CONSUMMATED PRO-FORMA
BALANCE SHEET AND PRO-FORMA INCOME STATEMENTS
SEVEN MONTHS ENDED JULY 31, 2003 AND
THE YEAR ENDED DECEMBER 31, 2002

ORGANIZATION AND BASIS OF PRESENTATION:

     The unaudited pro-forma consolidated balance sheet and consolidated income statements have been based on historical financial information, using accounting principles generally accepted in the United States of America, of Mobile Reach International, Inc., Mobile Reach Technologies, Inc., and Asphalt Paving International, Inc. for the seven months ended March 31, 2003 and the year ended December 31, 2002, considering the effects of the reverse acquisition of Asphalt Paving International, Inc. by Mobile Reach Technologies, Inc. and the acquisition of Mobile Reach Technologies, Inc. by Mobile Reach International, Inc. was completed effective January 1, 2002 in the case of the pro-forma consolidated income statements, and effective July 31, 2003 in the case of the pro-forma consolidated balance sheet.

ASSUMPTION:

     The number of shares used in the calculation of the pro-forma net loss per share data is based on the weighted average number of shares outstanding during the period adjusted to give effect to shares assumed to be issued, had the transactions referred to above been consummated January 1, 2002.

PRO-FORMA ADJUSTMENTS:

1.	Adjust for interest on convertible notes payable being converted to common stock in the reverse acquisition.

2.	Record the reverse acquisition of Asphalt Paving International, Inc. by Mobile Reach Technologies, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mobile Reach International, Inc.

	By:	/s/ Michael J. Hewitt

Michael J. Hewitt President and Chief Executive Officer

Date: October 14, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Articles of Merger dated July 30, 2003 between Registrant and Asphalt Paving International, Inc.*
2.2	Articles of Share Exchange dated July 30, 2003 between Registrant and Mobile Reach Technologies, Inc.*
3.1	Certificate of Incorporation of Registrant.*
3.2	Bylaws of Registrant.*
10.1	2003 Equity Compensation Plan of Registrant.*
10.2	Executive Employment Agreement between Mobile Reach Technologies, Inc. and Michael Hewitt dated December 23, 2002.*
10.3	Special Terms and Conditions of Employment between Mobile Reach Technologies, Inc. and Michael Hewitt dated December 23, 2002.*
10.4	Amended Standard Terms of Employment between Mobile Reach Technologies, Inc. and Mark Lloyd dated January 1, 2003.*
10.5	Amended Special Terms and Conditions of Employment between Mobile Reach Technologies, Inc. and Mark Lloyd, dated January 1, 2003.*
23.1	Consent of Independent Auditors.
99.1	Certificate of Chief Executive Officer.
99.2	Certificate of Chief Financial Officer.

*	Previously filed